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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 11, 2007

                                 PERRIGO COMPANY
             (Exact name of registrant as specified in its charter)

   MICHIGAN                          0-19725                         38-2799573
(State of other                    (Commission                    (IRS Employer
Jurisdiction of                    File Number)                   Identification
 Incorporation)                                                         No.)

 515 Eastern Avenue, Allegan, Michigan                                   49010
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (269) 673-8451

                                 Not Applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to a delegation by the Board of Directors of Perrigo Company (the "Company"), the Retirement Committee of the Company amended and restated the Perrigo Company Nonqualified Deferred Compensation Plan ("Plan") on October 10, 2007 to add supplemental profit sharing and matching contributions to the Plan and to make certain other changes necessary to comply with final regulations under Section 409A of the Internal Revenue Code (the "Code"). A description of the amendment to the Plan follows. The following description of the amendment to the Plan is qualified in its entirety by reference to the text of the amended and restated Plan, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

The Plan has been amended, effective retroactively to January 1, 2007, to provide annual profit-sharing contributions and matching contributions that cannot be provided under the Perrigo Company Profit-Sharing and Investment Plan (the "Qualified Plan") because of the limitations of Sections 415 and 401(a)(17) of the Code. Code Section 415 limits annual additions to a participant's account under the Qualified Plan to a specified dollar amount, currently $45,000 (or $50,000 for certain employees who are at least age 50). Code Section 401(a)(17) limits total compensation that can be considered as the basis for a contribution under the Qualified Plan to a specified dollar amount, currently $225,000. For Plan years beginning January 1, 2007 and after, the amendment will provide affected employees with the profit sharing contributions and matching contributions they would have been eligible for under the Qualified Plan but for the limitations under the Code.

ITEM 9.01 Exhibits

Exhibit 10.1 Perrigo Company Nonqualified Deferred Compensation Plan (as amended and restated October 10, 2007, effective January 1,
               2007).


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)


                                        By: /s/ Todd W. Kingma
                                            ------------------------------------
Dated: October 11, 2007                     Todd W. Kingma
                                            Executive Vice President, Secretary
                                            and General Counsel


                                       S-1

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                                  EXHIBIT INDEX

Exhibit 10.1 Perrigo Company Nonqualified Deferred Compensation Plan (as amended and restated October 10, 2007, effective January 1,
               2007).


                                       E-1